United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  October 13, 2009

Lannett Company, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-31298	23-0787699
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 State Road, Philadelphia, PA 19136

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 333-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Chief Financial Officer

Effective October 13, 2009, Keith R. Ruck has been appointed and will assume the duties as the Company’s Chief Financial Officer. On March 23, 2009, Mr. Ruck was appointed interim Chief Financial Officer.

Keith R. Ruck, 48, joined the Company in September 2008 as Corporate Controller.  Prior to joining the Company, Mr. Ruck served as the Corporate Controller of Optium Corporation, a publicly-traded telecommunications and cable TV optical equipment manufacturer, from 2007 through 2008.  Prior to joining Optium, Mr. Ruck was Vice President of Finance and General Manager, Builder Division for MAAX KSD Corporation, a retail products manufacturing company from 2000 through 2007.  Mr. Ruck also held the position of Vice President, Finance and Chief Financial Officer with Total Containment, Inc., a publicly-traded fluid containment system manufacturer from 1998 through 2000.  Prior to that, Mr. Ruck held several financial management positions during his tenure with InterDigital Communications Corporation, Centocor Inc. and MEDIQ Inc., all publicly-traded companies.  Mr. Ruck holds a Bachelor of Science degree in Accounting from LaSalle University, a Master of Business Administration in Finance degree from LaSalle University and is a licensed, certified public accountant in the Commonwealth of Pennsylvania.

A copy of the Employment Agreement dated as of October 13, 2009 entered into between the Company and Mr. Ruck is attached hereto as Exhibit 99.1.  The Employment Agreement provides, among other things, for a one year term, an annual base salary of $190,000, and a grant of an option to acquire 40,000 shares of Common Stock of the Company.  The Employment Agreement also provides for a severance payment of eighteen months of base salary plus a pro rated annual cash bonus for the then current fiscal year if the Company terminates Mr. Ruck’s employment without Cause (as defined in the Employment Agreement) after he has been employed by the Company for a period of two years or after a Change in Control (as defined in the Employment Agreement).  The Employment Agreement further contains an eighteen month non-solicitation and non-compete covenant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

10.1  Employment Agreement dated October 13, 2009 between Lannett Company, Inc. and Keith R. Ruck

99.1  October 14, 2009 Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lannett Company, Inc.
(Registrant)

	By:	/s/ Arthur P. Bedrosian
Arthur P. Bedrosian
President and Chief Executive Officer
Dated: October 14, 2009

EXHIBIT INDEX

Exhibit:	Description:

10.1	Employment Agreement dated October 13, 2009 between Lannett Company, Inc. and Keith R. Ruck

99.1	October 14, 2009 Press Release